Exhibit 99.2

COLLEGIUM PHARMACEUTICAL, INC. CORPORATE OVERVIEW January 2019

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts,“ “forecasts,” "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These forward-looking statements include statements regarding full-year 2019 guidance for Xtampza ER and Nucynta Franchise revenues and total operating expense. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including our ability to obtain and maintain regulatory approval of our products and product candidates; our ability to effectively commercialize in-licensed products and manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the outcome of any patent infringement or other litigation that may be brought by or against us, including litigation with Purdue Pharma, L.P. and Teva Pharmaceuticals USA, Inc.; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and product candidates; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017, and in other reports which we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. This company presentation is not for promotional purposes. 2

Mission Statement Collegium is committed to being the leader management in responsible pain 3

Experienced Management Team & Board of Directors



Joseph Ciaffoni
President, CEO & Board Member

endo
Biogen
SHIONOGI
Schering-Plough
sanofi~synthelabo
NOVARTIS



Alison Fleming, Ph.D.
EVP & Chief Technology Officer; Inventor of DETERx®

University of Massachusetts Amherst
Cornell University



Paul Brannelly
EVP & Chief Financial Officer

Karyopharm Therapeutics
Verastem Oncology
sirtris
CombinatoRx
Dyax



Shirley Kuhlmann
EVP & General Counsel

Pepper Hamilton LLP Attorneys at Law
Columbia University in the City of New York
Emory University



Scott Dreyer
EVP & Chief Commercial Officer

The Medicines Company
Biogen
MERCK

Collegium Board of Directors

Joseph Ciaffoni
President & CEO, Collegium Pharmaceutical

Michael Heffernan
Chairman of the Board & Collegium Founder

David Hirsch, M.D., Ph.D.
Managing Partner, Longitude Capital

Garen Bohlin
Former COO, Sirtris, Former CEO, Syntonix

Gino Santini
Former SVP, Corp. Strategy & BD, President, Eli Lilly

Gwen Melincoff
Former senior BD roles, BTG International, Shire, Adolor

John Fallon, M.D.
Former SVP & Chief Medical Officer, Blue Cross Blue Shield of MA

John Freund, M.D.
Co-Founder & Partner, Skyline Ventures

Ted Schroeder
CEO, Nabriva Therapeutics; Former CEO of Cadence Pharmaceuticals

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Setting the Standard Management for Responsible Pain • • Extended-release oxycodone Proprietary abuse-deterrent DETERx® Technology designed to resist crushing, chewing, grinding and injecting 2016 Product Launch • • Novel, dual mechanism of action Extended-release and immediate-release formulations 2018 Franchise Acquisition 5 Xtampza ER, Nucynta and Nucynta ER are opioids and each is subject to a Boxed Warning. The use of any opioid may result in serious, life-threatening, or fatal respiratory depression, even when used as recommended. Although DETERx® Microsphere Technology is engineered for manipulation resistance, abuse of Xtampza ER by injection, by the nasal route of administration, and by the oral route is still possible.

2019: A Breakthrough Year Accelerate Xtampza® ER With Exclusive Payer Wins Maximize Nucynta® Franchise: Leverage the Amended Agreement Strengthen Operational Execution Maintain Strong Financial Performance with Revenue Growth Execute Long Term Growth Strategy Become the Leader in Responsible Pain Management 6

Chronic Pain and Opioid Abuse in America: A Serious Healthcare Challenge

50 Million
U.S. adults suffering from chronic pain in 2016[1]

- Represents **more than 20%** of adult population
- **8%** classified with high-impact pain **limiting at least one major life activity**

$560 Billion+
Estimated direct annual cost of chronic pain[2]

- Includes:
  - direct medical costs
  - **lost productivity**
  - disability programs

Role of Rx Opioids

- **191 million** opioid prescriptions dispensed to U.S. patients in 2017;[3] **less than 10%** of those prescriptions were for long-acting formulations
- **11.5 million adults** misused prescription pain relievers at least once in 2016[4]
- Most common reason (63.4%) for last misuse was to **relieve physical pain**

1 Dahlhamer J, Lucas J, Zelaya C, Nahin R, Mackey S, DeBar L, Kerns R, Von Korff M, Porter L, Helmick C. Prevalence of chronic pain and high impact chronic pain among adults – United States, 2016. *MMWR*. September 14, 2018. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6146950/
2 Institute of Medicine. Relieving pain in America: a blueprint for transforming prevention, care, education, and research. Washington, DC: National Academies Press; 2011.
3 Centers for Disease Control and Prevention. 2018 Annual Surveillance Report of Drug-Related Risks and Outcomes — United States. Surveillance Special Report 2. Centers for Disease Control and Prevention, U.S. Department of Health and Human Services. Published August 31, 2018.
4 Substance Abuse and Mental Health Services Administration (SAMHSA). 2016 National Survey on Drug Use and Health (NSDUH) https://www.samhsa.gov/data/sites/default/files/report_3210/ShortReport-3210.html

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Opioids Play a Key Role in Pain Management But Present Their Own Challenges

Abuse, misuse, and diversion can result in serious consequences.

Abuse is common

34% of abusers successfully defeated the abuse-deterrent mechanism of reformulated OxyContin® to snort or inject[1]

42% of oral abusers using crush-resistant formulations manipulated prior to abusing[2]

Misuse is often unintentional

65% of chronic pain patients were unaware that cutting, crushing, or grinding medication changed how it works[3]

Diversion is difficult to control

9.1M doses of Rx opioids were diverted in 2015[4]


Housekeeper
Daughter
Patient
Daughter's friend
Daughter's boyfriend
Neighbor's spouse
Neighbor
Neighbor's son

References: 1. Cicero TJ, Ellis MS. *JAMA Psychiatry*. 2015;72(5):424-430. 2. Butler SF, Black RA, Fleming AB. *Pain Med*. 2017;1-15. 3. Pergolizzi JV Jr, Taylor R Jr, Nalamachu S, et al. *Curr Med Res Opin*. 2014;30(2):191-202. 4. US Department of Justice Drug Enforcement Administration. 2016 national drug threat assessment summary.

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Pain Specialist’s View of Collegium Portfolio Most Differentiated Most Favorable Branded ER Opioids 64% 64% 62% 59% Belbuca 61% Butrans 53% Butrans 47% 43% Embeda Embeda 35% 43% Belbuca Morphabond ER 28% Morphabond ER Hyslingla ER 25% Zohydro 22% Zohydro 37% OxyContin Arymo ER 17% 34% Hyslingla ER 17% OxyContin Arymo ER 29% 0 20 40 60 80 0 20 40 60 80 % HCPs rating products as ‘Highly Favorable’ % HCPs rating products as ‘Highly Differentiated’ Source: ATU (Attitudes, Trial & Awareness) Market Research Study Fielded Q4 2018 9 38% 38%

Xtampza® ER Utilizes a Novel Abuse-Deterrent Formulation—DETERx® Microsphere Technology

Efficacy

Powerful pain relief of ER Oxycodone

12 hour duration of action



Abuse and Misuse Deterrence

Maintains its PK profile even when manipulated[1]

Only single-agent ER oxycodone with oral, intranasal, and intravenous abuse-deterrent labelling[1,2]

Only oral opioid with unique DETERx abuse-deterrent technology engineered to resist[3]:

- Crushing
- Grinding
- Cutting
- Chewing
- Injecting

DETERx technology is engineered to maintain efficacy and resist manipulation. However, abuse of Xtampza ER by injection and by nasal and oral routes of administration is still possible.

References: 1. Xtampza ER [package insert]. Canton, MA: Collegium Pharmaceutical Inc.; 2017. 2. OxyContin [package insert]. Stamford, CT: Purdue Pharma LP; 2016. 3. US Food and Drug Administration. FDA advisory committee briefing document: Xtampza ER (extended-release oxycodone). www.fda.gov/downloads/AdvisoryCommittees/CommitteesMeetingMaterials/Drugs/AnestheticAndAnalgesicDrugProducts AdvisoryCommittee/UCM461640.pdf. Published September 11, 2015. Accessed November 20, 2017.

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Xtampza® ER vs. OxyContin® Head-to-Head PK Data Xtampza ER intact and crushed vs. crushed oxycodone IR (oral administration) OxyContin intact and crushed vs. crushed oxycodone IR (oral administration) 80 80 Crushed Xtampza ER microspheres are bioequivalent to intact capsules when taken orally OxyContin and oxycodone IR are bioequivalent when crushed and taken orally 60 60 40 40 Intact Xtampza ER Crushed OxyContin Crushed Xtampza ER Intact OxyContin 20 20 Crushed oxycodone IR Crushed oxycodone IR 0 0 0 1 2 3 45 67 8 9 10 11 12 0 1 2 3 45 67 8 9 10 11 12 Hours Hours Reference: Xtampza ER [prescribing information]. Canton, MA: Collegium Pharmaceutical, Inc; 2017; Gudin J, Levy-Cooperman N, Kopecky EA, Fleming AB. Comparing the Effect of Tampering on the Oral Pharmacokinetic Profiles of Two Extended-Release Oxycodone Formulations with Abuse-Deterrent Properties. Pain Med. (2015): Nov;16(11):2142-51. 11 Oxycodone Plasma Concentration, ng/mL Oxycodone Plasma Concentration, ng/mL Although DETERx® Microsphere Technology is engineered for manipulation resistance, abuse of Xtampza ER by injection, by the nasal route of administration, and by the oral route is still possible

Positive Human Abuse Potential Data Lower Mean: Drug Liking EMAX Lower Mean: Take Drug Again EMAX *P<0.0001 vs. IR oxycodone ‡ P<0.001 vs. IR oxycodone † P<0.01 vs. IR oxycodone *P<0.0001 vs. IR oxycodone † P<0.01 vs. IR oxycodone 87.7 86.4 75 .4† 74 .9* 73.9* 73.3† .8* Intact Chewed Intact Chewed IR Oxycodone Crushed Fasted Placebo Fed Intact Chewed Intact ChewedIR Oxycodone Crushed Placebo Fed Fasted Xtampza ER Fed Xtampza ER Fasted Xtampza ER Fed Xtampza ER Fasted Drug Liking visual analog scale score ranged from “strong disliking” (0 points) to “neither like nor dislike” (50 points) to “strong liking” (100 points). Error bars represent 1 standard error. Emax = maximum effect; IR = immediate-release; PD = pharmacodynamic. Take Drug Again visual analog scale score ranged from “definitely would not” (0 points) to “do not care” (50 points) to “definitely would (100 points). Error bars represent 1 standard error. Emax = maximum effect; IR = immediate-release; PD = pharmacodynamic. Reference: Meske D, Shram M, Passik S. Assessment of the oral human abuse liability and pharmacokinetics of Xtampza® ER. Poster presented at the 2017 International Conference on Opioids; June 2017; Boston, MA. 12 Drug Liking EMAX (mean) Take Drug Again EMAX (mean) 55.8* 78.2†77.8‡78.0†77.8‡ 50

Xtampza® Accelerating ER Prescription Growth 8 7,700 7,100 8.7 10,000 10.0 7.9 1: Source: IQVIA NPA, Xponent, & Xponent Prescribing Dynamics through September 2018 2: Source: IQVIA NPA Weekly through Dec 21 2018 13 Strong Sequential TRx Growth1 100,000 80,000 60,000 40,000 20,000 0 Q1-17Q2-17Q3-17Q4-17Q1-18Q2-18Q3-18 Xtampza ER TRx Q4’18: Consistently Achieving TRx Highs2 8,000 7,77 7,612 7,660 7,4007,223 7,254 7,0377,059 6,800 Xtampza ER TRx Healthy NBRx/TRx Differential1 16.0%14.7% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Q1-17Q2-17Q3-17Q4-17Q1-18Q2-18Q3-18 Xtampza ER NBRx ShareXtampza ER TRx Share Increased Prescriber Depth & Breadth1 8.9 8,0008.0 6,0006.0 4,0004.0 2,0002.0 00.0 Q1-17Q2-17Q3-17Q4-17Q1-18Q2-18Q3-18 Unique HCPsTRx / HCP 13.4% 12.5% 8.3% 7.5%7.4% 6.1%5.8% 3.4%3.2% 2.6%2.2% 1.0%1.4% 7.27.8 6.1 5.5 86,944 80,364 65,367 38,074 27,723 18,632 13,854 +34%+49%+37%+72%+23%+8% Signifies weekly all-time high

2019 Key Actions to Accelerate Xtampza® ER Challenge the “Status Quo” – Differentiate Xtampza ER from OxyContin® to become the preferred ER oxycodone for appropriate patients • Focused and impactful HCP messaging to show differentiation from OxyContin (i.e., comparative PK data) • • • Continue investment in non-personal promotion to drive awareness Maximize managed care pull-and push-through Strengthen formulary position for 2019/2020 14

Xtampza® ER Continues to Win Exclusive Formulary Coverage covered: ~20% Commercial and ~37% Medicare Part D1 Xtampza ER Exclusive lives 60 50 40 30 20 10 - Dec. 2016 Dec. 2017 Dec. 2018 2019 (Anticipated) 1 MMIT Xtampza ER data September 2018; policies applied 2 IQVIA FIA Data Current 12 Months (Aug. 2017 through Jul. 2018) Graph Data Source: MMIT Xtampza ER data October 2018; policies applied Note: Total commercial insured population approximately 190 million lives; Total Medicare part D insured population approximately 40 million lives 15 Millions of Lives •Commercial Plans: 90% of lives covered1; 86.8% of claims paid2 •Medicare Part D: 49% of lives covered1; 89.3% of clams paid2 ~11m ~51m ~11m ~41m ~30m Launched June 2016

Xtampza® ER: 13 New Exclusive ER Oxycodone Formulary Wins Took Effect January 1, 2019 16 New in 2019 Existing Medicare D Commercial

Maximize the Value of the Nucynta® Franchise Compelling strategic fit that is aligned to Collegium’s mission of becoming the leader in responsible pain management and broadens our pain management portfolio of meaningfully differentiated products • • • • • • Financially driven transaction that is immediately accretive Accelerates time to profitability Improves cash flow Leverages current infrastructure Mature asset added to the portfolio Commercially synergistic that is distinctly positioned 17

Nucynta® Amendment Improves Collegium's Economics

- Collegium's economics increase at all levels of Net Sales
- Removes $135.0 million guaranteed annual minimum royalty obligation in future years
- Expected to reduce liabilities on the balance sheet
- Enables a tax-efficient structure
- Collegium controls all Commercial levers for the Nucynta Franchise

Illustrative Examples

	Potential Net Cash Flow to Collegium	
Net Sales Scenarios	Original Agreement	Amended Agreement
$203M	$15.0M	$25.6M
$218M	$26.3M	$33.3M
$233M	$37.5M	$37.9M
$248M	$45.0M	$47.6M

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Nucynta® Franchise Viewed Favorably Among Pain Specialists Based on Market Research Tapentadol is rated as having greater efficacy than other atypical opioids % HCPs low efficacy % HCPs high efficacy Nucynta ER is perceived as most favorable atypical ER opioid product HCPs say Nucynta ER is ‘Highly Favorable’, 59% highest among ER buprenorphine & tramadol products Buprenorphine 5% Nucynta ER rated more appropriate than other ER opioids in managing certain pain conditions/ types -60% -30% 0% 30% 60% Tapentadol is rated as safer than traditional opioids HCPs rate Nucynta ER as ‘Highly Appropriate’ 67% for managing pain associated with DPN – % HCPs not safe % HCPs very safe greater than all other ER opioids HCPs rate Nucynta ER as ‘Highly Appropriate’ for managing pain with both nociceptive and 60% neuropathic components – greater than all other ER opioids 59% -60% -30% 0% 30% 60% Source: Awareness, Trial, Usage (ATU) Study; Fielded October 2018; Commissioned by Collegium Pharmaceutical 19 Tapentadol8% 32% Morphine41% 10% Fentanyl 9% Tapentadol4% 48% 40% Tramadol16% 18%

Collegium Financial Performance (Through Q3'18)

Quarterly Financial Performance

	Q1'17	Q2'17	Q3'17	Q4'17	FY2017	Q1'18	Q2'18	Q3'18
Xtampza Net Revenue	$2.1m	$3.6m	$12.0m	$10.8m	$28.5m	$15.8m	$18.1m	$17.0m
Nucynta Net Revenue	--	--	--	--	--	$47.9m	$55.0m	$53.2m
Total Net Revenue	**$2.1m**	**$3.6m**	**$12.0m**	**$10.8m**	**$28.5m**	**$63.7m**	**$73.1m**	**$70.2m**
Net Loss	**($23.1m)**	**($21.1m)**	**($13.3m)**	**($17.4m)**	**($74.9m)**	**($18.7m)**	**($13.1m)**	**($16.5m)**
Quarterly Cash Burn[2]	**($23.7m)**	**($18.4m)**	**($15.1m)**	**($11.5m)**	**($68.7m)**	**($0.6m)**	**$5.5m**	**$6.0m**

Strong Balance Sheet

Cash balance: $139.8m at September 30, 2018; $118.7m at December 31, 2017

Minimal debt: $11.5m at September 30, 2018; $1.5m at December 31, 2017

1. Includes onetime increase in net revenue of $4.4m from change to sell in accounting method.
2. Cash Burn adjusted for Equity Offerings and Term Loan Drawdown

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2019 Financial Guidance Xtampza® ER Revenue $95.0 – $105.0 Million Nucynta® Franchise Revenue $200.0 – $210.0 Million Total Operating Expenses (Excluding Cost of Product Revenues) $125.0 – $135.0 Million Note: This financial guidance, provided by Collegium Pharmaceutical, Inc. in its Current Report on Form 8-K filed with the SEC on January 7, 2019, is effective only as of such date. The company expressly disclaims any obligation to update or reaffirm guidance. The company only provides guidance in a Regulation FD compliant manner. 21